UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and its subsidiaries, unless otherwise noted.

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K dated November 8, 2011, or our November 2011 Current Report, we entered into a purchase agreement, or the Purchase Agreement, on November 2, 2011, with Sonesta International Hotels Corporation (formerly named Sonesta Acquisition Corp. and Property Acquisition Corp.), or SIHC, and its wholly owned subsidiary, PAC Merger Corp., or Merger Sub, to purchase from SIHC the entities, or the Hotel Entities, that own the Royal Sonesta Hotel Boston, in Cambridge, Massachusetts, or the Cambridge Hotel, and lease the Royal Sonesta Hotel New Orleans, in New Orleans, Louisiana, or the New Orleans Hotel, for an aggregate purchase price of $150.5 million, payable in cash and to be reduced by the outstanding principal and accrued interest and all other amounts, if any, owed at the time of the closing under a variable rate mortgage loan due in 2015 secured by the Cambridge Hotel, or the Cambridge Loan.

At the time we entered into the Purchase Agreement, the Cambridge Hotel and the New Orleans Hotel were owned or leased and operated by subsidiaries of the company formerly called Sonesta International Hotels Corporation, or Old Sonesta, and now named HPT SN Holding, Inc.  The Purchase Agreement was a component part of a transaction that contemplated the acquisition by merger, or the Merger, of all of Old Sonesta’s shares pursuant to an agreement and plan of merger, or the Merger Agreement, which was entered into between SIHC, Merger Sub and Old Sonesta on November 2, 2011.  Among other things, the Merger Agreement provided, subject to certain terms and conditions, for the merger of Merger Sub into and with Old Sonesta, and each outstanding share of Old Sonesta’s common stock being converted into the right to receive $31.00 in cash, without interest and less any applicable withholding taxes.  The Purchase Agreement provided, among other things, that we would advance the purchase price for the Hotel Entities for the purpose of permitting the consummation of the Merger under the Merger Agreement.

The Merger was consummated on substantially the terms contained in the Merger Agreement on January 31, 2012.  Pursuant to the terms of the Purchase Agreement, SIHC, following the consummation of the Merger, effected a restructuring of Old Sonesta, which resulted in Old Sonesta owning equity interests of the Hotel Entities and certain related assets and the Hotel Entities owning only the real estate comprising the Cambridge Hotel and the leasehold for the New Orleans Hotel and related furniture, fixtures and equipment and certain other assets, and in SIHC or its subsidiaries (other than Old Sonesta and its subsidiary Hotel Entities) owning the other assets of Old Sonesta, including its management businesses and brands and assuming all liabilities of Old Sonesta, other than the liabilities associated with the Cambridge Loan, income taxes, taxes related to retained assets and certain payables and other liabilities.

On January 31, 2012, pursuant to the Purchase Agreement and after giving effect to that restructuring, we purchased from SIHC all of the issued and outstanding capital stock of Old Sonesta and as a result acquired the Cambridge Hotel and the leasehold interest in the New Orleans Hotel.  We funded payment of the $150.5 million purchase price, after reduction for the outstanding principal of and accrued interest on the Cambridge Loan, with borrowings under our $750 million unsecured revolving credit facility and cash on hand.  Contemporaneous with our purchase, we prepaid in full the $31.0 million outstanding principal amount of the Cambridge Loan, together with the accrued and unpaid interest thereon, and paid approximately $2.5 million in connection with the early termination of a related interest rate hedge using borrowings under our revolving credit facility and cash on hand.

In connection with our acquisition of the Cambridge Hotel and the New Orleans Hotel, our subsidiary that owns the Cambridge Hotel leased the Cambridge Hotel to another subsidiary of ours.  Our subsidiary which is the tenant under that lease and our subsidiary which is leasing the New Orleans Hotel, each of which we expect to be a taxable REIT subsidiary, each entered into a long term hotel management agreement, or a Management Agreement, with SIHC for each of the Cambridge Hotel and the New Orleans Hotel, respectively, on January 31, 2012.  The principal terms of the Management Agreements were as described in our November 2011 Current Report.

Additional information relating to the Purchase Agreement and the Merger Agreement and the transactions contemplated thereby or relating to the Management Agreements is contained in our November 2011 Current Report.  The foregoing descriptions of the Purchase Agreement, the Merger Agreement and the Management Agreements are not complete and are subject to and qualified in their entireties by reference to Item 1.01 of our November 2011 Current Report and to the copies of the Purchase Agreement which was filed as Exhibit 10.1 to our November 2011 Current Report, the copy of the Merger Agreement which is attached to the Purchase Agreement and the copies of the Management Agreements which are filed as Exhibits 10.1 and 10.2 to this Current Report, each of which copies are incorporated herein by reference.

Item 8.01.  Other Events.

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

On January 31, 2012, we issued a press release announcing, among other things, the completion of the transactions contemplated by the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Information Regarding Certain Relationships and Related Transactions

The stockholders of SIHC are Barry Portnoy and Adam Portnoy, who are our Managing Trustees.  Barry Portnoy is Chairman and majority owner of our manager, Reit Management & Research LLC, or RMR, and Adam Portnoy, who is Barry Portnoy’s son, is an owner, President, Chief Executive Officer and a director of RMR.  We have numerous continuing relationships with RMR, Barry Portnoy and Adam Portnoy, including the ones discussed in this Current Report and in our November 2011 Current Report.  Among other relationships:  our executive officers are officers of RMR, our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services, Barry Portnoy serves as a managing director or managing trustee of those companies (including our largest tenant, TravelCenters of America LLC, or TA), Adam Portnoy serves as a managing trustee of a majority of those companies, and RMR provides both business and property management services to us under a business management agreement and a property management agreement and provides management services to other companies, including TA.  We also expect that SIHC and its management team will be available to operate other of our hotels, including certain hotels we now own and which we are considering rebranding and hotels we may selectively acquire in the future.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including TA, each of which owns approximately 14.29% of AIC’s outstanding equity.  All of our Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC.  In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer. This program was modified and extended in June 2011 for a one year term.

The purchase price under the Purchase Agreement and the entry into the Management Agreements for the Cambridge Hotel and the New Orleans Hotel were approved by our Independent Trustees, and we and SIHC were represented by separate counsel.  A nationally recognized valuation consultant provided certain valuation services to our Independent Trustees regarding the valuation of the Cambridge Hotel and the New Orleans Hotel and regarding terms of the Management Agreements with SIHC.

For more information about these and other relationships among us, our Trustees, our executive officers, TA, RMR, SIHC, AIC, other companies to which RMR provides management services, and others affiliated with or related to them and about the risks which may arise as a result of those and other related person transactions and relationships, please see our November 2011 Current Report, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, or our Quarterly Report, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements”, our Annual Report on Form 10-K for the year ended December 31, 2010, or our 2010 Annual Report, including the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements”, the information regarding our Trustees and executive officers and the section captioned “Related Person Transactions and Company Review of Such Transactions” in our Proxy Statement for our 2011 Annual Meeting of Shareholders dated February 22, 2011, or our Annual Meeting Proxy Statement, and our other filings with the U.S. Securities and Exchange Commission, or the SEC.  In addition, please see the “Risk Factors” section of our 2010 Annual Report for a description of risks which may arise from these transactions and relationships.  Our filings with the SEC, including our November 2011 Current Report, our Quarterly Report, our 2010 Annual Report and our Annual Meeting Proxy Statement, are available on the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, including our management agreements with SIHC, our business management agreement and property management agreement with RMR and our leases and amendments to those leases with TA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT WE EXPECT SIHC AND ITS MANAGEMENT TEAM WILL BE AVAILABLE TO OPERATE OTHER OF OUR HOTELS, INCLUDING CERTAIN HOTELS WE NOW OWN AND WHICH WE ARE CONSIDERING REBRANDING AND HOTELS WE MAY SELECTIVELY ACQUIRE IN THE FUTURE.  THERE ARE NUMEROUS CONTINGENCIES ASSOCIATED WITH ANY EXPANSION OF OUR INVESTMENTS IN HOTELS BRANDED AND OPERATED AS SONESTA HOTELS.  WE ARE CURRENTLY ENGAGED IN DISCUSSIONS WITH THIRD PARTIES ABOUT SELLING OR REBRANDING CERTAIN HOTELS WE OWN, AND THOSE DISCUSSIONS MAY LEAD TO

SUCCESSFUL TRANSACTIONS, WHICH MAY PRECLUDE THE BRANDING AND MANAGEMENT OF THOSE HOTELS BY SIHC AND ITS MANAGEMENT TEAM; AND WE MAY BE UNABLE TO LOCATE ADDITIONAL HOTELS TO PURCHASE ON ACCEPTABLE TERMS.  MANY OF THE CONTINGENCIES ASSOCIATED WITH OUR ACQUIRING OR REBRANDING HOTELS INVOLVE DECISIONS BY THIRD PARTIES WHICH ARE BEYOND OUR CONTROL.  ALSO, WE HAVE ENTERED INTO LONG TERM BRANDING AND MANAGEMENT CONTRACTS FOR MOST OF THE HOTELS WE NOW OWN.  ACCORDINGLY, WE CANNOT PROVIDE ANY ASSURANCE THAT WE WILL PURCHASE ANY ADDITIONAL HOTELS OR THAT WE WILL OTHERWISE EXPAND THE NUMBER OF OUR HOTELS WHICH ARE MANAGED OR BRANDED AS SONESTA HOTELS.

•                  THIS CURRENT REPORT STATES THAT OUR INDEPENDENT TRUSTEES APPROVED THE PURCHASE PRICE UNDER THE PURCHASE AGREEMENT AND OUR ENTERING INTO MANAGEMENT AGREEMENTS WITH SIHC FOR THE CAMBRIDGE HOTEL AND THE NEW ORLEANS HOTEL, THAT WE AND SIHC WERE REPRESENTED BY SEPARATE COUNSEL AND THAT A NATIONALLY RECOGNIZED VALUATION CONSULTANT PROVIDED CERTAIN VALUATION SERVICES TO OUR INDEPENDENT TRUSTEES.  THE IMPLICATION OF THESE STATEMENTS MAY BE THAT THE PURCHASE PRICE AND MANAGEMENT AGREEMENT TERMS ARE AS FAVORABLE TO US AS WE COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING OUR ENTRY INTO THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SIHC AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED ELSEWHERE IN THIS CURRENT REPORT OR IN OUR 2010 ANNUAL REPORT, INCLUDING UNDER THE CAPTION “RISK FACTORS” THEREIN, AND IN OUR FILINGS WITH THE SEC, OR INCORPORATED HEREIN OR THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                               Exhibits

10.1                           Management Agreement, dated January 31, 2012, between Sonesta Acquisition Corp. (now known as Sonesta International Hotels Corporation) and Cambridge TRS, Inc.

10.2                           Management Agreement, dated January 31, 2012, between Sonesta International Hotels Corporation and Royal Sonesta, Inc.

99.1                           Press release issued on January 31, 2012 by Hospitality Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  February 1, 2012